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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report:                  April 2, 1996


                         Commission File Number 1-8241
                                   _________



                             PRESIDIO OIL COMPANY
            (Exact name of registrant as specified in its charter)


           DELAWARE                                      95-3049484
(State or other jurisdiction of                        (I.R.S.Employer
incorporation or organization)                       Identification No.)



                          5613 DTC PARKWAY, SUITE 750
                        ENGLEWOOD, COLORADO 80111-3065
                   (Address of principal executive offices)
                                  (Zip Code)


                                (303) 773-0100
             (Registrant's telephone number, including area code)



                                Not Applicable
                    (Former name, former address and former
                   fiscal year, if changed since last report)

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Item 5.  Other Events

Incorporated herein by reference to the Company's press release dated April 2, 1996, contained in Exhibit 20.1 to this form.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

20.1 The Company's press release dated April 2, 1996, announcing the interest rate for the period May 15, 1996 to August 14, 1996 on its Senior Subordinated Gas Indexed Notes Due 1999 and Senior Gas Indexed Notes Due 2002 to be 13.250%.

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                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PRESIDIO OIL COMPANY
                                   ------------------------------
                                   Registrant



DATE:   April 4, 1996              /s/ Charles E. Brammeier
       ---------------             ------------------------------
                                   Charles E. Brammeier
                                   Controller
                                   (Principal Accounting Officer)
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                                 EXHIBIT INDEX




Exhibit
Number       Description of Exhibit

20.1         Press release of the Company dated April 2, 1996.
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